SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[XXX]     Preliminary Proxy Statement
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Sec. 240.14a-11(c)
or
     Sec. 240.14a-12


            SMITH BARNEY/TRAVELERS SERIES FUND INC.
        (Name of Registrant as Specified In Its
Charter)


                        NANCY W. LE DONNE
     (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[XXX]     $125 per Exchange Act Rules 0-11 (c)
(1)(ii), 14a-
6 (i)(1), or 14a-6(j)(2) or the 1940 Act Rule 20a-1.
[   ]     $500 per each party to the controversy
pursuant to
     Exchange Act Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange
Act Rules
     14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction
     applies:
2) Aggregate number of securities to which transaction
     applies:
3) Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:


4)   Proposed maximum aggregate value of
transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.




[   ]      Check  box  if any part of the fee is
offset  as
     provided  by Exchange Act Rule 0-11(a)(2) and
     identify the  filing  for  which  the
     offsetting  fee  was  paid previously.
     Identify   the   previous   filing    by
     registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:
              PRELIMINARY COPY - FOR SEC USE ONLY
            SMITH BARNEY/TRAVELERS SERIES FUND INC.
           388 Greenwich Street, New York, NY  10013



          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
          OF THE G.T. GLOBAL STRATEGIC INCOME
          PORTFOLIO
                To Be Held on November 10, 1995



To the Shareholders:

      A  Special  Meeting  of Shareholders  of  the  G.T.
Global Strategic        Income   Portfolio   (the
"Portfolio")   of   Smith
Barney/Travelers Series Fund Inc. (the "Fund") will be held on November 10, 1995 at 4:00 P.M. at 388 Greenwich Street, 22nd Floor, New York, New York, for the following purpose:

          (1) To approve or disapprove the changing of the Portfolio's subclassification from a diversified to a non-diversified company under the Investment Company Act of 1940, as amended. (FOR SHAREHOLDERS OF THE G.T. GLOBAL STRATEGIC INCOME PORTFOLIO ONLY); and

          (2)   To  transact such other business as may
          properly come before the meeting or any adjournment thereof.

      Only owners of variable annuity contracts issued by The
Travelers Insurance Company that were invested in the Portfolio as of the close of business on September 8, 1995 are considered "shareholders of record" and are entitled to notice of and to vote at the meeting.

      Please mark, date and sign the enclosed proxy and return it in the prepaid envelope enclosed for your convenience to
insure that  your     shares are represented.  The prompt
return  of  your
proxy will save the expense of further mailings. If you attend the meeting you can revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors


Christina T. Sydor
Secretary

New York, New York
October 3, 1995


       IT IS IMPORTANT THAT PROXIES BE RETURNED
     PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE,
     SIGN AND RETURN
          THE PROXY IN THE ENCLOSED PREPAID ENVELOPE.

            SMITH BARNEY/TRAVELERS SERIES FUND INC.
                      388 Greenwich Street
                    New York, New York 10013

                        PROXY STATEMENT
           FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF
          THE G.T. GLOBAL STRATEGIC INCOME PORTFOLIO to be held
                on November 10, 1995
   Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of the Smith
Barney/Travelers Series   Fund  Inc.  (the  "Fund")  for  use
at  a  Meeting                                            of
Shareholders of the G.T. Global Strategic Income Portfolio (the "Portfolio"), to be held at 388 Greenwich Street, 22nd Floor, New York, New York, at 4:00 p.m. on November 10, 1995 or at any adjournment thereof. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Fund a later dated proxy or written revocation, or by attending the meeting and voting in person. A proxy when executed and not so revoked will be voted and if
it contains any specification will be voted accordingly.   If
no choice is specified, it is the intention  to vote the proxy
"FOR" the proposal.

   The costs of soliciting proxies in the accompanying form for the meeting, including the costs of preparing, printing and mailing the accompanying Notice of Meeting and this Proxy Statement, the costs of any solicitor and the  costs  of  the meeting  with  respect  to  the  G.T.
Global  Strategic   Income Portfolio  will be borne equally by
G.T. Capital Management Inc. ("G.T. Capital"), the investment subadviser to the Portfolio and Smith Barney Inc. ("Smith Barney"), the Fund's distributor.

   Proxy material for the Portfolio may also be distributed through its transfer agent, brokers, custodians and nominees to beneficial owners and proxies may be solicited by telephone or telegraph by officers, directors and regular and temporary employees of the Fund. The mailing address of the Fund is 388 Greenwich Street, New York, New York 10013. It is anticipated that proxies and proxy statements will be mailed to shareholders on or about October 3, 1995.
  In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of the proposal.

   A rule under the Investment Company Act of 1940, as amended (the "1940 Act") provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the requisite vote of the Portfolio affected by the matter. The rule further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the matter does not affect any interest of the Portfolio.

   Proposal 1 requires for approval the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which, as defined in the 1940 Act means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are
represented at the meeting in person or by proxy.   For
purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote
shares on a  particular  matter  with respect   to   which  the
brokers  or  nominees  do     not   have
discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

   Only owners of variable annuity contracts issued by The Travelers Insurance Company ("Travelers Insurance") that were invested in the Portfolio as of the close of business on September 8, 1995 are considered "shareholders of record" and are entitled to notice of and to vote at the meeting. Each share of stock is entitled to one vote for the proposal. On the Record Date the Portfolio had outstanding 691,131.906 shares of voting securities.
   Travelers Insurance is the sole legal shareholder of the Portfolio, since the Portfolio technically offers its shares only for purchase by a separate account of Travelers
Insurance,  The Travelers   Fund   BD   for  Variable
Annuities   ("Fund   BD"). Nevertheless,  with  respect to the
meeting, Travelers Insurance will solicit and accept timely voting instructions from its contract owners who own units in Fund BD that corresponds to shares in the Portfolio (a total of 691,131.906 shares for the Portfolio as of the Record Date) and vote them in accordance with such instructions. Travelers Insurance will vote all Portfolio shares related to Fund BD for which it has not received timely voting instructions in the same proportion as the shares for which it has received timely instructions.
   As of Record Date, to the knowledge of the Fund and the Board of Directors, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), beneficially owned more than 5% of the outstanding
shares of  the Portfolio's  shares.   In addition, as of the
Record Date, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Portfolio.



                        PROPOSAL NO. 1

 (FOR SHAREHOLDERS OF THE G.T. GLOBAL STRATEGIC INCOME
                              PORTFOLIO ONLY)

 CHANGE OF SUBCLASSIFICATION UNDER THE INVESTMENT COMPANY ACT
                              OF 1940


    At   present,   the   Portfolio  is  subject   to
portfolio diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986 (the "Code"), and by the Portfolio's present subclassification under the 1940 Act as a diversified investment company.
   G.T.  Capital  and Smith Barney Mutual Funds  Management
Inc. ("SBMFM"),  the  Portfolio's investment manager, have
found  the diversification  requirements of the 1940  Act  to be the most constraining of the diversification requirements to which the Portfolio is presently subject. G.T. Capital, SBMFM and the Portfolio's Board of Directors believe that the Portfolio's investment performance could benefit if the Portfolio changed its subclassification under the 1940 Act so that the Portfolio
would no             longer be subject to the diversification
requirements of that
Act.   To  this end, the Board of Directors recommends  that
the Portfolio's shareholders approve the change in the Portfolio's subclassification under the 1940 Act from a
diversified  company to                                   a non-
diversified company. The Portfolio would remain subject to the diversification requirements applicable to it under the
Code.

   Under the 1940 Act, a diversified company must have at least 75% of the value of its total assets represented by cash
and cash items   (including  receivables),   U.S.  Government
securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the investment company, and to not more than 10% of the outstanding voting securities of the issuer.
   Under the Code, to qualify as a regulated investment company, the Portfolio must, among other things, diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's
assets is represented by                                  cash
(including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than
U.S. Government securities).   In  other words,  under  the
Code, as of the end of any quarter, the Portfolio would be permitted to invest in as few as twelve companies and to have as much as 50% of its assets invested in as few as two companies. While the relatively greater concentration in securities of fewer issuers that would be permitted to the Portfolio would reduce diversification of risk and could result in greater fluctuation in the prices of the Portfolio's
portfolio securities   than  a  fund  that  is  more  broadly
diversified, management believes it would also give the Portfolio the additional flexibility necessary to invest its assets effectively within the global markets.



  The Board of Directors recommends that shareholders of the G.T. Global Strategic Income Portfolio vote FOR approval of this Proposal to change the subclassification of the Portfolio from a diversified to a non-diversified Portfolio under the Investment Company Act of 1940, as amended.


                         OTHER MATTERS

   The Board of Directors of the Fund knows of no other matters that may come before the meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.


                    SHAREHOLDERS PROPOSALS

    The   Fund  does  not  hold  shareholder  meetings
annually.
Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to Smith Barney/Travelers Series Fund Inc., 388 Greenwich Street, New York, NY 10013, 22nd Floor, c/o the Corporate Secretary.
Proposals must be  received at                                a
reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials
for that   meeting.   Timely  submission  of  a  proposal  does
not necessarily mean that such proposal will be included.

   You are requested to mark, date, sign and return the enclosed proxy promptly. No postage is required on the enclosed envelope.



  By Order of the Board of Directors


  Christina T.  Sydor
  Secretary


New York, NY
October 3, 1995


SMITH BARNEY/TRAVELERS SERIES FUND INC.
This Proxy is Solicited on Behalf of the Directors of 388 Greenwich Steet
Smith Barney/Travelers Series Fund Inc.
22nd Floor
New York, New York 10013

The undersigned Contract Owner hereby instructs The Travelers Insurance Company ("The Travelers"), on behalf of The Travelers Fund BD for Variable Annuities, to vote the shares of Smith Barney/Travelers Series Fund Inc. (the "Fund") attributable to his or her contract at the Special Meeting of Shareholders of the Fund to be held at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on Friday, November 10, 1995 at 4:00 P.M., and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the The Travelers' discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.


The Directors recommend a vote "FOR" the following proposals:


                                                                        FOR
AGAINST ABSTAIN
1.  APPROVAL OF THE CHANGING OF THE G.T. GLOBAL STRATEGIC  INCOME
PORTFOLIO'S
    SUBCLASSIFICATION  FROM A DIVERSIFIED  TO  A  NON-DIVERSIFIED
COMPANY UNDER
    THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. (to be considered only by the
   G.T. Global Strategic Income Portfolio shareholders).


  With discretionary authority, to vote upon such other business as may properly come before the Special Meeting.




Please sign on the reverse side.



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.


      Please  sign  exactly as name appears to  the  left.
When shares are held by joint tenants, both should sign, or if one signs, that shareholder's vote binds both
shareholders.   When signing  as attorney, executor,
administrator, agent, trustee  or guardian,  please  give full
title as such.   If  a  corporation, please  sign  in  full
corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature
Signature if held jointly

Dated:
, 1995







PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.